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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2002 (June 18, 2002)
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                              Level 8 Systems, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       000-26392               11-2920559
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  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)        Identification No.)


8000 Regency Parkway, Cary, North Carolina                                 27511
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                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code      (919) 380-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

         On June 18, 2002, Level 8 Systems, Inc. (the "Company") and its subsidiary Level 8 Technologies, Inc. entered into an Asset Purchase Agreement with Starquest Ventures, Inc., a California corporation and an affiliate of Paul Rampel, a member of the Board of Directors of Level 8 and a former executive officer. Pursuant to the terms and conditions of the Asset Purchase Agreement, Level 8 has sold its Star/SQL and CTRC software products to Starquest Ventures for $365,000 and the assumption of certain maintenance liabilities. $150,000 of the proceeds of the sale transaction was used to repay borrowings from Mr. Rampel.

         Additionally, Mr. Rampel has resigned from his position as President of the Company pursuant to the terms of that certain Separation Agreement attached hereto as an exhibit. Under the terms of the Separation Agreement, the Company has agreed, among other things, to provide the following to Mr. Rampel: (a) forgiveness of a $32,500 debt owed to the Company by Mr. Rampel; (b) immediate vesting of all unvested stock options and the extension of the period for exercise of these options to 12 months from the date of separation; and (c) a grant of 100,000 shares of common stock of the Company. All the payments above are subject to applicable withholding. In return for this compensation, Mr. Rampel executed a release of employment related claims and agreed to forfeit 310,000 vested stock options with exercise prices between $5.87 and $6.10.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 7.           Exhibits

         (c)      Exhibits.


         No.                  Description

         10.1 Separation Agreement and Mutual Limited Release between Paul Rampel and Level 8 Systems, Inc. (filed herewith).

         10.2 Asset Purchase Agreement by and among Level 8 Systems, Inc., Level 8 Technologies, Inc. and Starquest Ventures, Inc. (filed herewith).

         99.1                 Press Release dated June 20, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 25, 2002                   LEVEL 8 SYSTEMS, INC.


                                      By:   /s/ John P. Broderick
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                                            John P. Broderick
                                            Chief Financial Officer, Treasurer
                                            and Secretary

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                                  EXHIBIT INDEX


         No.                  Description

         10.1 Separation Agreement and Mutual Limited Release between Paul Rampel and Level 8 Systems, Inc. (filed herewith).

         10.2 Asset Purchase Agreement by and among Level 8 Systems, Inc., Level 8 Technologies, Inc. and Starquest Ventures, Inc. (filed herewith).

         99.1                 Press Release dated June 20, 2002.